11

                       Exhibit B-10(f)(2)

                   FIRST AMENDMENT AND WAIVER

      This FIRST AMENDMENT AND WAIVER (this "Amendment") is effective as of the 30th day of March, 2002, by and among GOLD KIST INC., a cooperative marketing association organized and existing under the laws of the State of Georgia (the "Borrower"), the various banks and other lending institutions and institutional investors listed on the signature pages hereof as Lenders (the "Lenders"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as agent (the "Agent"). All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement (defined below).

                      W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 23, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, GC Properties owns the real property located at 244
Perimeter Parkway Northeast, Atlanta, Georgia 30346, a portion of which is leased by Borrower from GC Properties for use as Borrower's corporate headquarters and principal place of business
(the "Headquarters Building"); and

     WHEREAS, GC Properties desires to obtain an increase in Indebtedness with respect to the Headquarters Building as set forth on Schedule 5.8 to the Credit Agreement in the amount of $5,000,000 to make certain necessary improvements and renovations to the Headquarters Building (the "Additional GC Indebtedness"); and

     WHEREAS, Section 7.12 of the Credit Agreement prohibits the incurrence of the Additional GC Indebtedness; and

     WHEREAS, Borrower owns certain real property located in Moultrie, Georgia, formerly utilized by Borrower and its affiliates for cotton production operations (the "Moultrie Facility") and Borrower desires to sell the Moultrie Facility (the "Moultrie Sale") for a purchase price of not less than $1,800,000; and

     WHEREAS, Section 3.1(e)(iv) of the Credit Agreement requires the Borrower to make mandatory prepayments to the Senior Note Holders and the Lenders in an amount equal to 100% of the net proceeds from the Moultrie Sale, with such mandatory prepayments to be made to the Lenders and the Senior Note Holders on a pro-rata basis based upon the principal outstanding under their respective Senior Notes and Loans, pursuant to Section 3.1(f) of the Credit Agreement (the "Mandatory Prepayment"); and

     WHEREAS, GK Pecans, Inc. (a Subsidiary of the Borrower) owns twenty-five percent (25%) of the total outstanding partnership interests in Young Pecan, and Y Pecans Inc., a South Carolina corporation owns seventy-five percent (75%) of the total outstanding partnership interests in Young Pecan; and

     WHEREAS, in connection a certain Restructuring Agreement dated as of December 17, 2001 among Young Pecan, its partners, and their respective parent companies, Borrower has obtained operating control of Young Pecan and is obligated under GAAP to include Young Pecan's financial statements on a fully consolidated basis with Borrower's financial statements (the "Young Pecan Consolidation"); and

     WHEREAS, the Borrower has requested that the Agent and the Lenders amend: (a) the definitions of Subsidiary and Indebtedness set forth in Section 1.1 of the Credit Agreement to provide for the Young Pecan Consolidation, and (b) Section 7.12(c) of the Credit Agreement to provide for the Additional GC Indebtedness (collectively, clauses (a) and (b) above are referred to herein as the "Amendments"); and

     WHEREAS, the Borrower has also requested that the Agent and the Lenders waive the provisions of Sections 3.1(e)(iv) and 3.1(f) of the Credit Agreement with respect to the Mandatory Prepayment to allow the net proceeds of the Moultrie Sale to be retained by Borrower (the "Waiver"); and

      WHEREAS, the Agent and the Lenders have agreed to the Amendments and Waiver on the terms and conditions set forth in this Amendment.

      NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Amendments to Credit Agreement.

          (a) Definitions.

               (i)  The definition of "Indebtedness" set forth in
Section 1.1 of the Credit Agreement is hereby modified and amended by deleting the existing definition of "Indebtedness" in its entirety and substituting the following definition therefor:

          ""Indebtedness" of any Person shall mean, without duplication (a) all obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, obligations evidenced by bonds, debentures, notes or other similar instruments, and such Person's pro-rata share of any obligations of a general partnership in which such Person is the general partner);
     (b) all rental obligations under leases required to be capitalized under GAAP; (c) all Guaranties of such Person (including contingent reimbursement obligations under undrawn letters of credit); (d) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed; and (e) obligations or other liabilities under Hedging Contracts, or similar agreements or combinations thereof which are disclosed as liabilities on the balance sheet of such Person in accordance with GAAP."

                (ii) The definition of "Subsidiary" set forth  in
Section 1.1 of the Credit Agreement is hereby modified and amended by deleting the existing definition of "Subsidiary" in its entirety and substituting the following definition therefor:

          ""Subsidiary" of Borrower, shall mean any corporation, partnership, joint venture, limited liability company, trust or estate or other entity in which (or of which) the Borrower, directly or indirectly, owns or controls more than 50% of (a) any shares of Stock or other form of ownership interest of such Person having general voting power under ordinary circumstances to vote in the election of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency), or (b) the interest in the capital or profits of such Person, provided, however, notwithstanding the foregoing, GC Properties shall not be deemed to be a "Subsidiary" of Borrower, and provided, further, notwithstanding the foregoing, Young Pecan shall not be deemed to be a "Subsidiary" of Borrower until the earlier of (x) October 31, 2002, and (y) the date of any repurchase demand on, or repurchase by, Borrower pursuant to that certain Debt Repurchase Agreement between CoBank, Borrower and Young Pecan Shelling Company, Inc. dated as of April 30, 2001."

          (b) Section 7.12. Section 7.12 of the Credit Agreement is hereby modified and amended by deleting subsection (c) thereof in its entirety and substituting the following therefor:

               "(c) Indebtedness for Money Borrowed in existence on the date hereof, and set forth on Schedule 5.8; provided, however, in connection with the mortgage facility on the corporate headquarters building owned by GC Properties as set forth on Schedule 5.8, such mortgage facility may be increased by an amount not to exceed $5,000,000 after the date hereof."

      2. Waiver of Certain Provisions of the Credit Agreement. The Agent and the Lenders hereby waive the provisions of Sections 3.1(e)(iv) and 3.1(f) of the Credit Agreement with respect to the Mandatory Prepayment in connection with the Moultrie Sale; provided that the foregoing waiver shall not be effective unless Agent shall have received a waiver or consent executed by the requisite Senior Note Holders agreeing to waive their pro-rata share of the mandatory prepayment of the Senior Notes from the net proceeds of the Moultrie Sale, in form and substance acceptable to the Agent.

      3. Strict Compliance with Terms of Credit Agreement. Except for the Amendments and Waiver set forth above, the text of the Credit Agreement and the Loan Documents shall remain in full force and effect. The Borrower acknowledges and expressly agrees that the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.

      4. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agent and each Lender, as follows:

          (a)  the Borrower has the corporate power and authority
       (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (b) this Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

          (c) the execution and delivery of this Amendment and performance by the Borrower under the Credit Agreement do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor contravene or conflict with the charter documents of the Borrower, or the provisions of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which the Borrower is a party or by which any of its properties are or may become bound; and

          (d) as of the date hereof, and after giving effect to this Amendment (i) no Default or Event of Default exists under the Credit Agreement, and (ii) each representation and warranty set forth in Article 5 of the Credit Agreement is true and correct.

      5. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

      6. Expenses. The Borrower agrees to pay all reasonable expenses of the Agent incurred in connection with this Amendment, including, without limitation, all fees and expenses of counsel to the Agent.

      7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      8. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York, and shall be construed, interpreted, performed and enforced in accordance therewith.

      9. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above upon the Agent's receipt of (a) a counterpart hereof duly executed by the Borrower and the Required Lenders, and (b) such other documents executed by the Borrower as the Agent may reasonably require.


     (THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK)



     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:                        GOLD KIST INC.



                                 By: /s/ Stephen O. West
                                  Name: Stephen O. West
                                  Title: CFO


                                 By:  /s/ J. David Dyson
                                  Name: J. David Dyson
                                  Title: Secretary


                                              [SEAL]


AGENT, L/C ISSUER AND LENDER:    COOPERATIEVE CENTRALE
                                 RAIFFEISEN-BOERENLEENBANK B.A.,
                                 "RABOBANK NEDERLAND", NEW YORK
                                 BRANCH


                                 By: /s/ Richard J. Beard
                                  Name: Richard J. Beard
                                  Title: Executive Director


                                 By: /s/ Edward J. Peyser
                                  Name: Edward J. Peyser
                                  Title: Managing Director



LENDERS:                         SUNTRUST BANK



                                 By: /s/ Hugh E. Brown
                                  Name: Hugh E. Brown
                                  Title: Vice President



                                 By:            N/A
                                  Name:
                                  Title:


                                 FORTIS BANK (NEDERLAND) N.V.



                                 By: /s/ A. J. v Baun
                                  Name: A. J. v Baun
                                  Title: Senior Account Manager


                                 By: /s/ J. Ae. Op ten Noor
                                  Name: J. Ae. Op ten Noor
                                  Title: Deputy Director

                                 HARRIS TRUST AND SAVINGS BANK



                                 By: /s/ Philip Langheim
                                  Name: Philip Langheim
                                  Title: Vice President


                                 By:
                                  Name:
                                  Title:


                                 U.S. BANK NATIONAL ASSOCIATION



                                 By: /s/ Kathi Hatch
                                  Name: Kathi Hatch
                                  Title: Assistant Vice
                                 President


                                 By:
                                  Name:
                                  Title:

                                 COBANK, ACB



                                 By: /s/ Kenneth L. Warlick
                                  Name:  Kenneth L. Warlick
                                  Title: Vice President


                                 By:
                                  Name:
                                  Title:



                                 NATEXIS BANQUES POPULAIRES



                                 By: /s/ Guillaume de Parsau
                                  Name: Guillaume de Parsau
                                  Title: First Vice President &
                                 Manager


                                 By: /s/ Stephen A. Jendras
                                  Name: Stephen A. Jendras
                                  Title: Vice President

                                 BANK OF AMERICA, N.A.



                                 By:
                                  Name:
                                  Title:


                                 By:
                                  Name:
                                  Title:


                               THE CIT GROUP/BUSINESS CREDIT,
                               INC.


                               By: /s/ John F. Bohan
                                Name: John F. Bohan
                                Title: Vice President


                               By:
                                Name:
                                Title:

                               GREENSTONE FARM CREDIT SERVICES,
                               FLCA


                               By: /s/ Alfred S. Compton, Jr.
                                Name: Alfred S. Compton, Jr.
                                Title: Vice President/Senior
                               Lending Officer


                               By:
                                Name:
                                Title:

                               JOHN HANCOCK LIFE INSURANCE
                               COMPANY


                               By: /s/ David E. Johnson
                                Name: David E. Johnson
                                Title: Managing Director


                               By: /s/ David E. Johnson
                                Name: David E. Johnson
                                Title: Managing Director


                               JOHN HANCOCK VARIABLE LIFE
                               INSURANCE COMPANY


                               By: /s/ David E. Johnson
                                Name: David E. Johnson
                                Title: Managing Director

                               By: /s/ David E. Johnson
                                Name: David E. Johnson
                                Title: Managing Director



                               SIGNATURE 4 LIMITED

                               By: John Hancock Life Insurance
                                  Company, as Portfolio Advisor


                               By: /s/ David E. Johnson
                                Name: David E. Johnson
                                Title: Managing Director

                               SIGNATURE 5 L.P.

                               By:     John Hancock Life
                                  Insurance Company, as
                                  Portfolio Advisor


                               By: /s/ David E. Johnson
                                Name: David E. Johnson
                                Title: Managing Director

                               MELLON BANK, N.A., solely in its
                               capacity as Trustee for the Bell
                               Atlantic Master Trust as directed
                               by John Hancock Life Insurance
                               Company, and not in its
                               individual capacity


                               By:  /s/ Carole Bruno
                                Name: Carole Bruno
                                Title: Authorized Signatory


                               By:
                                Name:
                                Title:



                      CONSENT OF GUARANTORS

      We, the undersigned, each as a Guarantor pursuant to that certain Amended and Restated Subsidiary Guaranty dated as of the 23rd day of October, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), hereby each (a) acknowledge receipt of a copy of the foregoing Amendment, and (b) acknowledge, consent and agree that (i) the Guaranty remains in full force and effect, and (ii) the execution and delivery of the foregoing Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify our respective obligations and liabilities under the Guaranty.

                              AGRATECH SEEDS INC.


                              By: /s/ Stephen O. West
                                    Title:    Treasurer


                              AGRATRADE FINANCING, INC.


                              By: : /s/ Stephen O. West
                                    Title:   Treasurer


                              CROSS EQUIPMENT COMPANY, INC.


                              By: : /s/ Stephen O. West
                                    Title:   Treasurer


                              GK FINANCE CORPORATION


                              By: : /s/ Stephen O. West
                                    Title:   Treasurer


                              GK PEANUTS, INC.


                              By: : /s/ Stephen O. West
                                    Title:   Treasurer


          (GUARANTOR SIGNATURES CONTINUE ON NEXT PAGE)

                              GK PECANS, INC.


                              By: : /s/ Stephen O. West
                                    Title:   Treasurer



                              LUKER INC.


                              By: : /s/ Stephen O. West
                                    Title:   Treasurer
[14689]